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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 15, 1997

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                           RIVER OAKS FURNITURE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


  MISSISSIPPI                       0-22188                     64-0749510
(State or Other                (Commission File              (I.R.S. Employer
Jurisdiction of                      Number)                  Identification
Incorporation)                                                    Number)


      3350 MCCULLOUGH BLVD.
      BELDEN, MISSISSIPPI                                       38826
     (Address of Principal Executive Offices)                (Zip Code)


                                  601-891-4550
              (Registrant's Telephone Number, including Area Code)


                                 NOT APPLICABLE
                                  (Former Name)



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ITEM 5.  OTHER EVENTS.

     On March 31, 1997, the Company filed a Form 12b-25 with the Securities and Exchange Commission indicating that the Company would not be able to file on such date its Annual Report on Form 10-K for the fiscal year ended December 31, 1996. As indicated by the Company on March 31, 1997, the Audit Committee of the Company's Board of Directors has recently undertaken a comprehensive analysis of certain of the Company's accounts and its accounting reconciliation procedures for the fiscal year ended December 31, 1996 and prior fiscal years. This comprehensive analysis, which is likely to result in negative adjustments to the Company's accounts and earnings of a material nature, remains ongoing. The Company believes that this analysis will be completed within the next few weeks. Following the conclusion of this analysis, the Company intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 1996. The Company is currently in default under the Company's credit agreements with its principal lender. Based upon conversations with this lender, the Company believes that such defaults may be waived following the completion of the Company's comprehensive analysis of its accounts. No assurance can be given, however, that the Company's principal lender, or any of its other creditors, will ultimately waive any defaults.

     As previously announced by the Company, on February 3, 1997, the United States Court of Appeals for the First Circuit affirmed the jury verdict reached in the litigation being pursued by the Ansin Foundation against the Company and certain of its directors and executive officers, awarding compensatory damages against the Company in the amount of $2.54 million, including interest and penalties, and against the Chief Executive Officer and the Secretary of the Company. The Company's Motion for Rehearing and Rehearing en banc with the First Circuit was denied, as was the Company's motion to stay the mandate. The Company intends to continue the appeal process by pursuing a petition for certiorari to the United States Supreme Court.

     This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may be significantly affected by certain risks and uncertainties described in the Company's Quarterly and Annual Reports filed with the Securities and Exchange Commission, which are incorporated herein by reference (Commission File No. 0-22188).



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RIVER OAKS FURNITURE, INC.



                               By:   /s/ Johnny C. Walker
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                                     Johnny C. Walker
                                     Chief Operating Officer and Chief Financial
                                     Officer



Date:  April 17, 1997





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